CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                   FORM 8-K/A


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


                          Date of Event: July 18, 2002
                        (date of earliest event reported)


                      Diversified Financial Resources, Inc.
                 formerly known as eLocity Networks Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



          000-22373                           58-2027283
          ---------                           ----------
   (Commission File Number)      (IRS Employer Identification Number)

                             26 Blue Anchor Cay Road
                             -----------------------
                    (Address of principal executive offices)

                                 (619) 575-7904
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On July 18, 2002, Diversified Financial Resources, Inc. (fka eLocity Networks Inc.) ("Company") closed on a Stock Exchange Agreement with John Chapman to acquire a controlling interest in Diversified Holdings XIX, Inc. in exchange for 51,100,000 restricted shares of the Company's common stock. On November 8, 2002 the parties executed an Addendum to that agreement to modify and specify the property that is owned by Diversified Holdings XIX, Inc. as the following:

         1. Property located at 3961 South 565 East, Salt Lake City, Utah 84107, 1,100 square feet, three bedroom duplex, estimated current value $196,000, approximate debt $109,568.77, estimated equity $86,431.00.
         2. Property located at 5721 South 1080 East, Murray, Utah 84107, 1,800 square feet, three bedroom residence, estimate current value of $100,000, approximate debt $0, estimated equity $100,000.
         3. Property located at 44 West 300 South, Salt Lake City, Utah 84101, 900 square feet, 1 bedroom condominium, estimate current value of $125,000, approximate debt $113,531.89, estimated equity $11,468.11.
         4. Property located at 315 East 920 South, Layton, Utah 84041m 3,500 square feet, 5 bedroom, two story residence, estimate current value of $195,000, approximate debt $155,132.37, estimated equity $39,867.63.

         These properties have a total estimated equity of $237,766.74 and all are described as residential properties to which Diversified Holdings XIX, Inc. holds title. They will be used as rental properties to generate income for Diversified Holdings XIX, Inc. which will operate as a subsidiary of the Company. The additional properties listed in the prior filing with regard to this acquisition are not held by Diversified Holdings XIX, Inc. and will not be part of the acquisition of the Company in acquiring that company as a subsidiary.

ITEM 7.           Financial Statements and Exhibits

 Pro forma financial statements, if required, will be filed by amendment or as part of the Company's next quarterly report within the time allowed by the rule.

EXHIBITS

1. Addendum to Stock Purchase Agreement between Diversified Financial Resources, Inc. (fka eLocity Networks, Inc.) and John Chapman.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Financial Resources, Inc. (fka eLocity Networks Corporation)


Signature                                                               Date





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/s/ Sandra Jorgensen
-----------------------------------
Sandra Jorgensen
as President and Director


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                                                                November 8, 2002









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                                    Exhibit 1
                      ADDENDUM TO STOCK EXCHANGE AGREEMENT

         Now comes Diversified Financial Resources, Inc. (fka eLocity Networks, Inc.) ("DFR") and John Chapman ("Chapman") those parties to a Stock Exchange Agreement dated as of June 3, 2002 and agree and stipulate to the following addendum to that agreement.

 1. That the real estate assets of Diversified Holdings XIX, Inc. consist of only the following properties and constitute the assets that DFR is acquiring through the acquisiiton of the shares of Diversified Holdings XIX, Inc. transferred to DFR by Chapman:

         1. Property located at 3961 South 565 East, Salt Lake City, Utah 84107, 1,100 square feet, three bedroom duplex, estimated current value $196,000, approximate debt $109,568.77, estimated equity $86,431.
         2. Property located at 5721 South 1080 East, Murray, Utah 84107, 1,800 square feet, three bedroom residence, estimate current value of $100,000, approximate debt $0, estimated equity $100,000.
         3. Property located at 44 West 300 South, Salt Lake City, Utah 84101, 900 square feet, 1 bedroom condominium, estimate current value of $125,000, approximate debt $113,531.89, estimated equity $11,465.11.
         4. Property located at 315 East 920 South, Layton, Utah 84041m 3,500 square feet, 5 bedroom, two story residence, estimate current value of $195,000, approximate debt $155,132.37, estimated equity $39,867.63.

 2. The exchange of shares and compensation as provided for in the Stock Exchange Agreement shall remain as stated in the original agreement.

3. The parties hereby agree and stipulate that the stock set forth and exchanged pursuant to the terms of the Stock Exchange Agreement is fair and equitable compensation for the assets held by Diversified Holdings XIX, Inc. that has been acquired by DFR.

 4. No other term or condition of the Stock Exchange Agreement shall be modified except as expressly set forth herein.

   IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.


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Diversified Financial Resources, Inc. (fka eLocity Networks, Inc.)


By:          /s/ Sandra Jorgensen
Name:  Sandra Jorgensen, as President


John Chapman     /s/ John Chapman
         Name:  John Chapman, as an individual


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